UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2011

NUVASIVE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50744	33-0768598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7475 Lusk Boulevard, San Diego, California 92121

(Address of principal executive offices, with zip code)

(858) 909-1800

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On September 28, 2011 (the “Agreement Date”), NuVasive, Inc., a Delaware corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Catamaran Acquisition Corporation, a Delaware corporation (“Merger Sub”) and wholly-owned subsidiary of the Company, Impulse Monitoring, Inc., a Delaware corporation (“IMI”), and Tullis-Dickerson & Co., Inc., a Delaware corporation, in its capacity as the stockholders’ agent (“Stockholders’ Agent”). The Merger Agreement provides that, at the effective time of the merger, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into IMI, with IMI continuing as the surviving entity and a wholly-owned subsidiary of the Company (the “Merger”). The Board of Directors of both the Company and IMI have approved the Merger Agreement and the transactions contemplated thereby.

Subject to the terms and conditions of the Merger Agreement, the Company has agreed to pay an aggregate of $80 million in merger consideration consisting of a combination of approximately 50% in cash (the “Cash Consideration”) and 50% in shares of Company common stock (the “Stock Consideration”, and together with the Cash Consideration, the “Merger Consideration”) to the holders of IMI preferred stock, IMI common stock and options to purchase IMI common stock (collectively, the “IMI Security Holders”).

Pursuant to the terms of the Merger Agreement, the Company has agreed to file with the Securities and Exchange Commission no later than the first full trading day after the closing of the Merger (the “Closing”) a registration statement on Form S-3 with respect to the Stock Consideration.

The Merger Consideration payable to IMI Security Holders will be subject to working capital, net debt, transaction expense and equity value adjustments as set forth in the Merger Agreement. At the Closing, $500,000 of the aggregate Cash Consideration will be contributed into an escrow fund to secure the IMI Security Holders’ payment obligations, if any, with respect to such working capital, net debt and transaction expense adjustments.

At the Closing, $10,000,000 of the aggregate Cash Consideration will be contributed to an escrow fund (the “Indemnification Escrow”) to secure the IMI Security Holders’ obligations to indemnify the Company for certain matters, including breaches of representations and warranties and covenants included in the Merger Agreement. The portion of the Indemnification Escrow that has not been reduced by any claims by the Company and is not subject to any unresolved claims will be released to the IMI Security Holders in two installments during the eighteen month period after the Closing.

The Merger Agreement contains customary representations, warranties and covenants of the parties, including, among other things, that during the period from the Agreement Date until the earlier of the termination of the Merger Agreement or the Closing, IMI agrees (a) to carry on its business in the ordinary course; (b) to use commercially reasonable efforts to preserve its present business organizations, keep available the services of key employees and preserve its relationships with customers, suppliers and others having business dealings with it; and (c) not to solicit, initiate or knowingly encourage any inquires or proposals that constitute a proposal or offer for a merger, consolidation, asset acquisition or similar business combinations involving IMI.

The Merger Agreement also contains standard conditions to Closing, including, among other things:

•	receipt of required regulatory approvals;

•	approval of the Merger Agreement by IMI’s stockholders;

•	the representations and warranties of IMI being true and correct at the Closing subject to the terms of the Merger Agreement;

•	the absence of a material adverse effect on IMI; and

•	certain employees of IMI being employed by the Company as of the Closing.

The Merger Agreement provides for limited termination rights, including but not limited to, by the mutual consent of the Company and IMI; upon certain breaches of representations, warranties, covenants or agreements; and in the event the Merger has not been consummated by December 31, 2011.

Item 3.02	Unregistered Sales of Equity Securities.

The information disclosed under Item 1.01 is incorporated into this Item 3.02 in its entirety.

The Stock Consideration is expected to be issued in reliance upon an exemption from registration under federal securities laws provided by Section 4(2) of the Securities Act of 1933, for the issuance and exchange of securities in transactions by an issuer not involving a public offering.

Item 8.01	Other Events.

On September 28, 2011 the Company issued a press release announcing the execution of the Merger Agreement. A copy of the press release is furnished as Exhibit 99.1.

Forward-Looking Statements

The Company cautions you that statements included in this Current Report on Form 8-K that are not a description of historical facts are forward-looking statements that involve risks, uncertainties, assumptions and other factors which, if they do not materialize or prove correct, could cause the Company’s results to differ materially from historical results or those expressed or implied by such forward-looking statements. Such factors, as related to the proposed Merger, include, but are not limited to: the risk that the parties may not consummate the Merger, or consummate the Merger in the expected timeframe; legislative and regulatory actions, including the applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvement Act; the risk that the Company may not be able to achieve expected strategic benefits from the Merger; the risk that the Company will not be able to successfully integrate the operations of IMI with those of the Company; the risk that revenues following the Merger will be lower than expected; the risk that business disruption (including, without limitation, difficulties in maintaining relationships with suppliers or customers) is greater than expected following the Merger; changes in reimbursement levels from third-party payers; a significant increase in product and professional liability claims; and change in competitive environment. Additionally, risks and uncertainties related to the Company are more fully described in the Company’s press releases and periodic filings with the Securities and Exchange Commission. The Company’s public filings with the Securities and Exchange Commission are available at www.sec.gov. The Company assumes no obligation to update any forward-looking statement to reflect events or circumstances arising after the date on which it was made.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release of NuVasive, Inc. issued on September 28, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVASIVE, INC.

Date: September 29, 2011	By:	/s/ Alexis V. Lukianov
Alexis V. Lukianov
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of NuVasive, Inc. issued on September 28, 2011.